                                                                  EXHIBIT (j)

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 12 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.

                                                     /s/ Ropes & Gray

                                                     ROPES & GRAY

Washington, D.C.
November 30, 2001